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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 3, 2003

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                                   AKORN, INC.
             (Exact name of registrant as specified in its charter)



LOUISIANA                        0-13976                    72-0717400
(State or other jurisdiction     (Commission                (IRS Employer
of incorporation)                File Number)               Identification No.)



               2500 MILLBROOK DRIVE BUFFALO GROVE, ILLINOIS 60089
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (847) 279-6100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

Akorn, Inc. ("Akorn") is filing herewith as Exhibit 99.1 its press release, dated July 3, 2003, announcing the intention of Akorn's senior lenders, subject to a number of conditions, to extend the expiration date of the Forbearance Agreement relating to Akorn's senior debt from June 30, 2003 until July 31, 2003 and to make up to an additional $1,000,000 available to Akorn under its current line of credit.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits. The following exhibit is filed with this report:

Exhibit No.      Description of Exhibit
99.1             Press Release issued by Akorn, dated July 3, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              AKORN, INC

                                              BY:     /s/ ARTHUR S. PRYZBYL
                                                      ---------------------

                                                      Arthur S. Pryzbyl
                                                      Chief Executive Officer

Date: July 7, 2003


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EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION OF EXHIBIT
99.1            Press Release issued by Akorn, dated July 3, 2003.